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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   May 18, 2005
                                                         ------------


              The Bon-Ton Stores, Inc. Retirement Contribution Plan
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Pennsylvania                      0-19517                     23-1269309
   ------------                      -------                     ----------
  (State or Other               (Commission File              (I.R.S. Employer
  Jurisdiction of                    Number)                 Identification No.)
  Incorporation)

         2801 E. Market Street
           York, Pennsylvania                                           17402
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(Address of Principal Executive Offices)                              (Zip Code)


   Registrant's telephone number, including area code:   (717) 757-7660
                                                         --------------

        The Bon-Ton Stores, Inc. Profit Sharing / Retirement Savings Plan
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


        On May 18, 2005, as approved by the Audit Committee of the Bon-Ton Stores, Inc., the Plan Administrator for The Bon-Ton Stores, Inc. Retirement Contribution Plan (the "Benefit Plan") dismissed KPMG LLP ("KPMG") as the independent accountant for the Benefit Plan's financial statements and appointed Beard Miller Company LLP ("Beard Miller") to audit the financial statements of the Benefit Plan for the year ended December 31, 2004.

        KPMG audited the financial statements of the Benefit Plan as of and for the years ended December 31, 2003 and 2002. The audit reports of KPMG on the financial statements of the Benefit Plan as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the Benefit Plan's two most recent years ended December 31, 2003, and during the subsequent interim period through May 18, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in respect of the Benefit Plan, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their opinion on the Benefit Plan's financial statements.

        In addition, none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Benefit Plan during the two most recent years ended December 31, 2003, or during the subsequent interim period through May 18, 2005.

        The Benefit Plan provided KPMG with a copy of the foregoing disclosures. A letter, dated May 23, 2005, from KPMG is attached as Exhibit 99.1 to this Form 8-K.

        During the Benefit Plan's two most recent years ended December 31, 2003 and during the interim period through May 18, 2005, neither the Plan Administrator, who administers the Benefit Plan, nor anyone else on the Benefit Plan's behalf, consulted with Beard Miller with respect to the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Benefit Plan, or the type of audit opinion that might be rendered on the Benefit Plan's financial statements, or regarding any of the other matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K as they may relate to the Benefit Plan.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

        16.1   Letter from KPMG LLP to the Securities and Exchange Commission.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          The Bon-Ton Stores, Inc. Retirement Contribution Plan

                          By: The Bon-Ton Department Stores, Inc.
                              -----------------------------------
                              Plan Administrator

                          By: /s/ Paul A. Cortese
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                              Paul A. Cortese
                              Vice President

Dated: May 23, 2005